UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 11, 2008 (March 5, 2008)

BROWN SHOE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Election of Directors

On March 6, 2008, the Company’s Board of Directors, based on a recommendation of the Governance and Nominating Committee, elected Mario L. Baeza and Harold B. Wright to fill the two vacancies on the Board of Directors that resulted when the Bylaws were amended to change the number of directors from eleven to thirteen (as described in Item 5.03 of this Form 8-K), with a term to expire at the Company’s 2008 annual meeting of stockholders or until their successors have been duly elected and qualified.

Mssrs. Baeza and Wright will be entitled to receive the same compensation for service as a director as is provided to other directors of the Company, as described under “Corporate Governance – Compensation of Non-Employee Directors- Fiscal 2006 Director Compensation Guidelines” contained on page 10 of the Company’s Proxy Statement dated April 16, 2007 filed with the Securities and Exchange Commission, which description is hereby incorporated by reference herein, subject to any change in director compensation for the remainder of the fiscal year as might subsequently be approved by the Board of Directors.

Executive Compensation

On March 5, 2008, after a review of performance and competitive market data, the Compensation Committee of the Company’s Board of Directors approved the base salaries and incentive awards for fiscal 2008 for the executive officers named in the Summary Compensation Table of the Company’s 2007 Proxy Statement.   The base salaries as well as other plans and benefits will not materially change for those named executives compared to fiscal 2007, except for the long-term performance units granted for the 2008-2010 performance period.  These performance units were granted pursuant to the terms of our 2002 Incentive and Stock Compensation Plan, as Amended and Restated, and a description of these performance units and other compensation and benefits is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2008, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to increase the number of directors from eleven to thirteen effective March 6, 2008.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                BROWN SHOE COMPANY, INC.

Date: March 11, 2008	By:	/s/ Michael I. Oberlander
Michael I. Oberlander Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.                                  Exhibit

3.1	Bylaws, effective March 6, 2008, filed herewith
10.1*	Summary of compensatory arrangements for the named executive officers of the registrant, filed herewith
10.2*
Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, Amended and Restated as of May 26, 2006, incorporated by reference to Exhibit C to the registrant’s definitive proxy statement dated April 16, 2006 and filed April 17, 2006.

10.3*	Form of Performance Unit Award Agreement, filed herewith.

*           Denotes management contract or compensatory plan arrangement.